UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 28, 2019

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq global select market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On October 28, 2019, BioCryst Pharmaceuticals, Inc. (the “Company”) announced results from an ongoing three-part Phase 1 trial of BCX9930, an oral Factor D inhibitor discovered and developed by the Company for the treatment of complement-mediated diseases, in 72 healthy volunteers. BCX9930 was safe and generally well tolerated, and showed rapid, sustained and >95% suppression of the alternative pathway (“AP”) of the complement system at 100 mg every 12 hours, as measured by the AP Wieslab assay.

Based on the safety, tolerability, pharmacokinetic and pharmacodynamic dose-response results from parts 1 and 2 of the Phase 1 trial, the company plans to complete additional multiple ascending dose dosing cohorts and advance to part 3 of the trial, a proof of concept (“PoC”) study of BCX9930 in paroxysmal nocturnal hemoglobinuria (“PNH”) patients who are poor responders to eculizumab or ravulizumab, and treatment-naïve patients. The company expects to report data from the PoC study in PNH patients in the first half of 2020.

On October 28, 2019, the Company issued a news release announcing the events described in this Item 8.01, which also referenced a conference call and webcast to discuss these recent corporate developments.  A copy of the news release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding future results, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include: that the development of BCX9930 may take longer or may be more expensive than planned; that ongoing and future preclinical and clinical development of BCX9930 may not advance as expected, enroll the required number of subjects or have positive results; that further analysis of the current data or from additional data from the study may yield results which are different from our current view; that the FDA, EMA or other applicable regulatory agency may not agree with our interpretation, may require additional studies beyond the studies planned, may not provide regulatory clearances, may impose a clinical hold or may withhold market approval with respect to BCX9930.  Please refer to the documents the Company files periodically with the Securities and Exchange Commission, specifically the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which identify important factors that could cause the actual results to differ materially from those contained in the Company’s projections and forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 28, 2019 entitled “BioCryst Reports Data from Phase 1 Trial of BCX9930 and Announces Plans to Advance Program into Proof of Concept Study in PNH Patients”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: October 28, 2019	By:	/s/ Alane Barnes
Alane Barnes
Senior Vice President and Chief Legal Officer